Exhibit 23





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated January 18, 1999, included in this form 10-K, into the Company's previously filed Registration Statement File Nos. 33-50520, 33-50522, 33-50524, 33-82130, 33-99146 and 333-51401.




                                                     ARTHUR ANDERSEN LLP



Minneapolis, Minnesota,
March 25, 1999